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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 1, 1999
                                                          --------------

                           Chicago Title Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)

        1-13995                                                36-4217886
------------------------                           ----------------------------------
(Commission File Number)                          (IRS Employer Identification Number)

                             171 North Clark Street
                             Chicago, Illinois 60601
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (888) 431-4288
                                                           --------------

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Item 5. Other Events.

     On August 1, 1999, Chicago Title Corporation, a Delaware corporation
(the "Company"), and Fidelity National Financial, Inc., a Delaware corporation ("Fidelity"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, the Company will be merged with and into Fidelity, with Fidelity being the surviving corporation of such merger (the "Merger"). At the Effective Time (as defined in the Merger Agreement) of the Merger, each issued and outstanding share of common stock, par value $1.00 per share, of the Company ("Company Common Shares") will be converted into the right to receive merger consideration having a value of $52.00 (subject to certain adjustments) and consisting of cash and shares of common stock, par value $.0001 per share, of Fidelity ("Fidelity Common Shares"). Holders of Company Common Shares will be provided an opportunity to elect to receive the merger consideration in the form of cash or in the form of Fidelity Common Shares, subject to proration. The transaction is expected to be completed in the first quarter of 2000, subject to approval by the stockholders of the Company and Fidelity and to certain regulatory approvals. The Merger Agreement is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits. The following exhibits accompany this Report:

          Exhibit Number           Exhibit Description
          --------------           -------------------
               99.1                Agreement and Plan of Merger, dated as of
                                   August 1, 1999 (the "Merger Agreement"),
                                   by and between Fidelity National Financial,
                                   Inc. and Chicago Title Corporation.

               99.2                List of Contents of Exhibits to the Merger
                                   Agreement.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CHICAGO TITLE CORPORATION


Date: August 4, 1999                         By:    /s/ Paul T. Sands, Jr.
                                                 -------------------------------
                                                        Paul T. Sands, Jr.
                                                     Executive Vice President,
                                                   General Counsel and Secretary


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                              Index to Exhibits


        Exhibit Number                     Description of Exhibit
        --------------                     ----------------------
             99.1            Agreement and Plan of Merger, dated as of August 1,
                             1999 (the "Merger Agreement"), by and between
                             Fidelity National Financial, Inc. and Chicago Title
                             Corporation.

             99.2            List of Contents of Exhibits to the Merger
                             Agreement.
